STATEMENTS OF INVESTMENTS
-------------------------

                                         Principal
                                         Amount or   December 31, 2005       December 31, 2004
Industry                                 Shares at   -----------------       -----------------
(1)                         Investment  December 31, Cost       Fair         Cost        Fair
Company           Position  Date          2005       Basis      Value        Basis       Value
-------------     --------  ----------  -----------  -----      -----        -----       -----
Equity Investments
------------------

SHORT TERM INVESTMENTS
----------------------

PRIVATELY HELD SECURITIES AVAILABLE FOR IMMEDIATE SALE
------------------------------------------------------

Medical/Biotechnology
---------------------
192.7% and 6.6% at December 31, 2005 and 2004, respectively
-----------------------------------------------------------
Sanarus
 Medical,          Preferred    1999-
 Inc. (a) (b)      shares       2005     776,288   $ 947,670  $ 460,913  $  647,671  $ 268,860
                                                   ---------  ---------  ----------  ---------

PUBLIC SECURITIES AVAILABLE FOR IMMEDIATE SALE
----------------------------------------------

Retail / Consumer Products
--------------------------
0.0% and 0.0% at December 31, 2005 and 2004, respectively
---------------------------------------------------------
Lifestyle
 Innovations,      Preferred
 Inc. (a) (b)      shares       2004           0         --          --          --         25
                                                   --------   ---------   ---------   --------

STATEMENTS OF INVESTMENTS (continued)
--------------------------------------------

Environmental
-------------
0.0% and 0.0% at December 31, 2005 and 2004, respectively
-----------------------------------------------------------
Various
 investments       various      1999     various      10,614         --      10,614         --
                                                   ---------  ---------  ----------  ---------

Medical Biotechnology
---------------------
0.0% and 3.5% at December 31, 2005 and 2004, respectively
-----------------------------------------------------------
Various
 investments       various      2004           0          --         --     110,079    143,070
                                                   ---------  ---------  ----------  ---------

Retail / Consumer Products
--------------------------
243.9% and 39.7% at December 31, 2005 and 2004, respectively
---------------------------------------------------------
Dakota             LLC          2003-
 Holdings, LLC (a) units        2004     879,638     879,638    307,873     879,638  1,539,367
Dakota Holdings,   Bridge
 LLC (b)           loan (2)     2005     754,318   1,305,568    261,112         --         --
Various
 investments       various (2)  2004      41,430      72,503     14,501      72,503     72,525
                                                   ---------    -------     -------  ---------
                                                   2,257,709    583,486     952,141  1,611,892
Venture Capital Limited Partnership Investments
-----------------------------------------------
0.0% and 2.6% at December 31, 2005 and 2004, respectively
---------------------------------------------------------
Various            Ltd.
 investments       Partnership
                   interests  various   various      399,696        --      444,696    107,309
                                                   ---------  ---------  ----------  ---------


Total investments - 436.6% and 52.6% at
 December 31, 2005 and 2004, respectively         $3,615,689 $1,044,399 $ 2,165,201 $2,131,156
                                                   =========  =========  ==========  =========

Legends and footnotes:

--  No investment held at end of period.
 0  Investment active with a cost basis or fair value of zero.

(a) Equity security acquired in a private placement transaction; resale may be subject to certain selling restrictions.
(b) Portfolio company is an affiliate of the Partnership; resale may be subject to certain selling restrictions.
(c) Security is pledged as collateral for borrowing for 2003.  (See Note 8.)

(1) Represents the total fair value of a particular industry segment as a percentage of partners' capital at 12/31/05 and 12/31/04.

(2) The Partnership has no income-producing equity investments except for convertible notes which include accrued interest.  Interest rates on such notes are 4.79 percent.


The accompanying notes are an integral part of these financial statements.

3.  Related Party Transactions
    --------------------------

Related party costs are included in costs and expenses shown on the Statements of Operations. Related party costs in 2005, 2004 and 2003 were as follows:

                                 For the Years Ended December 31,
                              -------------------------------------
                               2005            2004           2003
                              ------          ------         ------

Management fees              $ 28,121      $   44,690       $ 32,924
Independent General
 Partners' compensation        52,000          70,625         40,000
Reimbursable operating
 expenses:
  Investment operations       248,570         392,279        169,067
  Administrative, investor
   services and
   professional fees        1,054,595       1,526,710      1,252,019
  Computer services            91,963         142,891        106,107


Management fees are equal to one quarter of one percent of the fair value of Partnership assets for each quarter. Management fees compensate the Managing General Partners solely for General Partner Overhead (as defined in the Partnership Agreement) incurred in supervising the operation and management of the Partnership and the Partnership's investments.
Management fees due to the Managing General Partners were $1,153 and $3,924 and were included in due to related parties at December 31, 2005 and 2004, respectively.

As compensation for their services, the Independent General Partners each receive $14,000 annually, plus $1,500 for attendance at each meeting of the Management Committee and committees thereof. The Independent General Partners are reimbursed for all out-of-pocket expenses relating to attendance of the meetings, committees or otherwise of the Management Committee. The Independent General Partners each own 20 Units.

The Partnership reimburses the Managing General Partners for operating expenses incurred in connection with the business of the Partnership. Reimbursable operating expenses include expenses (other than Organizational and Offering expenses and General Partner Overhead) such as investment operations, administrative and investor services, and computer services. The Managing General Partners of this Partnership serve in a similar capacity for other partnerships, and all reimbursed expenses are allocated to the various partnerships based on a number of factors including the size of each partnership, the number of active portfolio companies, and the amount of time spent by various employees of the Managing General Partners on the specific affairs of any one partnership. There were $830,861 and $259,835 of such reimbursable expenses due to related parties at December 31, 2005 and 2004, respectively.

Under the terms of a computer service agreement, Technology Administrative Management, a division of TFL, charges the Partnership for its share of computer support costs. These amounts are included in computer services expenses.

As of December 31, 2005 and 2004, the Partnership has a gross due from related party receivable of $0 and $224,594, respectively, related to its investment in Dakota Holdings, LLC and Dakota Arms, Inc. During 2005, the Partnership advanced additional funds of $1,080,974 to the company for operations. During 2005, the Partnership recorded an allowance for doubtful accounts of $370,519 against the receivable. At December 31, 2005, $1,305,568 of this receivable was converted into a bridge loan with an interest rate of 4.79 percent. As a result of the conversion, the allowance for doubtful accounts as described above was reclassified to unrealized depreciation in the accompanying statements.

Retention bonuses were offered to and accepted by key employees of the Managing General Partners in late 2002. The expense for these bonuses, which were approved by the Independent General Partners during the September 2002 Management Committee meeting, was prepaid by the Partnership in October and December 2002. At December 31, 2005, the amount of prepaid operating expenses was $186,180, and is being amortized over the remaining expected employment period. During 2005, 2004 and 2003, the Partnership recognized $40,047, $40,044 and $40,044 as operating expense related to the amortization of retention bonuses. The bonuses, incremented by annual salary increases, will be paid to those individuals who are still full-time employees of the Managing General Partners in April 2007. Upon the resignation of personnel no adjustment to the retention bonus amount previously paid by the Partnership to the Managing General Partners shall occur until a replacement person is hired.

Officers of the Managing General Partners occasionally receive stock options as compensation for serving on the Boards of Directors of portfolio companies. It is the Managing General Partners' policy that all such compensation be transferred to the investing partnerships. If the options are non-transferable, they are not recorded as an asset of the Partnership. Any profit from the exercise of such options will be transferred if and when the options are exercised and the underlying stock is sold by the officers. Any such profit is allocated amongst the Partnership and affiliated partnerships based upon their proportionate investments in the portfolio company. One of the Managing General Partners serves as interim CEO and Chairman of the Board for Dakota Arms, Inc., a portfolio company. The Managing General Partner does not receive any compensation for these services.

5.  Equity Investments
    ------------------

All investments are valued at fair value as determined in good faith by the Managing General Partners.

Restricted Securities
---------------------

At December 31, 2005 and 2004, restricted securities had aggregate costs of $3,615,689 and $2,165,201 and aggregate fair values of $1,044,399 and $2,131,156, respectively, representing 436.6 percent and 52.6 percent, respectively, of total partners' capital of the Partnership.

Significant purchases, sales and write-offs of equity investments during 2005 are as follows:

Corautus Genetics Inc.
----------------------

In March 2005, the Partnership exercised a common stock warrant and received 14,550 shares. Subsequently, all the shares were sold for proceeds of $58,348, resulting in a realized gain of $58,348.

Dakota Holdings, LLC
--------------------

In December 2005, the Partnership converted its due from portfolio company of $1,305,568 to a bridge loan with an interest rate of 4.79 percent.

Icagen, Inc.
------------

In September 2005, the Partnership received a stock distribution in the company from Medical Science Partners, a venture capital limited partnership previously written off. Subsequently, the Partnership sold its holdings in the company for proceeds of $47,312 and recorded a realized gain of $47,312.

Laser Diagnostic Technologies, Inc.
-----------------------------------

In April 2005, the Partnership sold its entire position in the company for proceeds of $127,987, resulting in a realized gain of $17,907.

Onset Enterprises Associates, L.P.
----------------------------------

In September 2005, the Partnership received a cash distribution of $18,996 from Onset Enterprises Associates, L.P., a venture capital limited partnership. A gain of $3,836 was recorded.

Phase Forward Inc.
------------------

In March 2005, the Partnership received a stock distribution in the company from Onset Enterprises Associates, L.P., a venture capital limited partnership. Subsequently, the Partnership sold its holdings in the company for proceeds of $13,625 and recorded a realized gain of $13,625.

RedCell, Inc.
-------------

In September 2005, the Partnership recovered and recorded a gain of $86,037 from RedCell, an investment that was previously written off.

Sanarus Medical, Inc.
---------------------

In January 2005, the Partnership purchased 375,939 Series D Preferred shares at a cost of $300,000.

Other Equity Investments
------------------------

Other significant changes reflected above relate to market value fluctuations for publicly traded portfolio companies or changes in the fair value of private companies as determined in accordance with the policy described in Note 1 to the financial statements.

Technology Funding Partners IV, L.P.
(a Delaware limited partnership in process of liquidation)